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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                   FORM 8-K/A
                                 CURRENT REPORT
                                 Amendment No. 1

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   November 19, 2002
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                                 TEAMSTAFF, INC.
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               (Exact name of Registrant as specified in charter)


       New Jersey                      0-18492                  22-1899798
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(State or other jurisdic-            (Commission              (IRS Employer
 tion of incorporation)              File Number)            Identification No.)


         300 Atrium Drive, Somerset, N.J.                        08873
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         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (732) 748-1700
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         (Former name or former address, if changed since last report.)
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         This Form 8-K/A No. 1 amends the Current Report on Form 8-K of
Teamstaff, Inc, filed with the Securities and Exchange Commission dated November 19, 2002, regarding the appointment of two new members to the Company's Board of Directors for the purpose of revising the disclosure pertaining to the classification of one of the new directors.

ITEM 5. OTHER EVENTS

         At a meeting of the Board of Directors held on November 19, 2002, two new directors were appointed to fill vacancies crated by recent resignations of members.

         The newly appointed directors are Mr. Rocco J. Marano and Mr. Ben Dyer. Mr. Marano, age 73, previously had served on the Board of Directors from July 1999 through September 2001. Mr. Marano had resigned in connection with the restructuring of the Board following the acquisition of Brightlane.com in August 2001. Mr. Marano, is the retired Chairman and President of Bellcore, Inc. a Bell Communications research and engineering entity formerly owned by the seven Bell regional communications companies. His present additional board affiliations include: Bally Manufacturing Corporation and Computer Horizons Corp. He also served as Chairman of Horizon Blue Cross Blue Shield of New Jersey from 1991 to 1994. Mr. Marano holds degrees from the Fordham University Law School and Business School. Mr. Marano will serve as a Class 3 director, filling the vacancy created by the resignation of Donald MacLeod, and his term will expire in 2005.

         Mr. Dyer was formally a director of BrightLane.com. prior to its acquisition by TeamStaff in August 2001. Mr. Dyer is the President and Chief Executive Officer of Intellimedia Ventures, L.P., which builds internet based businesses for both large and early stage entrepreneurial clients. From 1983 to 1988, Mr. Dyer was Chairman and Chief Executive Officer of Comsell, Inc., a multimedia firm. Mr. Dyer serves on the Board of Directors of SafeDepositBox.com, InterClique and RecoverDebt.com, all of which are financial services firms. In addition, Mr. Dyer currently serves as Vice Chairman of the Georgia Tech research Corporation and is on the advisory board of the Georgia Tech Research Institute. Mr. Dyer will serve as a Class 1 director and his term will expire at the Annual Meeting of Shareholders in 2003.

         The vacancies were created by the recent resignations by Susan Wolken, David Carroll and Donald MacLeod. Ms. Wolken resigned effective November 8, 2002 and had served as a nominee of Nationwide Financial Services. Ms. Wolken, Mr. Carroll and Mr. MacLeod had joined the Board following the acquisition of BrightLane.com. Mr. MacLeod resigned effective September 2002 and had served as a nominee of First Union Private Capital, an affiliate of Wachovia Corporation. The other nominee of First Union, Mr. David Carroll, had previously resigned in April 2002. Neither First Union nor Nationwide have advised TeamStaff that they intend to replace their nominees with new persons. None of these directors who have resigned notified or advised TeamStaff that their resignations resulted from any disagreements with TeamStaff on any matter related to its operations, policies or practices.
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 28, 2003                                     TEAMSTAFF,  INC.
                                                        (Registrant)

                                                       By /s/ Donald Kappauf
                                                        Donald Kappauf
                                                        Chief Executive Officer

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